Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated November 18, 2008 to
Statement of Additional Information Dated May 1, 2008, as Supplemented on July 31, 2008 and
August 18, 2008

Change in the Funds’ Assistant Secretary

Ms. Kimberly R. O’Connor, the Funds’ Assistant Secretary, has resigned her position with the Funds, effective September 26, 2008, to pursue other interests. Effective as of November 13, 2008, Ms. Katherine M. Jaworski was appointed by the Board to be the Funds’ Assistant Secretary.

The entry referring to Ms. O’Connor in the table on page 60 of the Funds’ SAI is hereby substituted in its entirety with the following information relating to Ms. Jaworski:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director
Katherine M. Jaworski 789 North Water Street Milwaukee, WI 53202 Birthdate: 11/29/70	Assistant Secretary	Since 11/08	Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Financial Analyst of Heartland Advisors, Inc., May 2000 to January 2004.	N/A	N/A